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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 28, 1997 incorporated by reference in United HealthCare Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this Registration Statement.



                                       ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
January 29, 1998